COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Annuity Account

Supplement Dated February 26, 2009

to the

Prospectus For

Individual Flexible Premium Deferred Variable Annuity Contract

(Dated May 1, 2008)

This Supplement amends certain information contained in the Prospectus for your individual flexible premium deferred variable annuity contract (the “Contract”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement revises certain expense figures in the examples on pages 8-9 of the Prospectus dated May 1, 2008. The revised expense figures are the only changes to the examples and do not affect in any way your accumulated value under the Contract. No other changes are being made to the Prospectus. All terms and conditions of your Contract remain unchanged.

The following replaces the “Examples” section in the Prospectus dated May 1, 2008 in its entirety:

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, Investment Option fees and expenses, the Guaranteed Minimum Death Benefit Endorsement charge and the Incremental Death Benefit Rider charge.

Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Death Benefit Endorsement and the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$996	$1,637	$2,175	$3,572

2. If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$996	$1,541	$2,076	$3,572

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$280	$969	$1,682	$3,572

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Death Benefit Endorsement and the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$887	$1,303	$1,608	$2,394

2. If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$887	$1,204	$1,503	$2,394

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$164	$611	$1,085	$2,394

Example 3

The third example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect either the Guaranteed Minimum Death Benefit Endorsement or the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$996	$1,543	$1,987	$3,144

2. If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$996	$1,447	$1,887	$3,144

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$280	$869	$1,484	$3,144

Example 4

The fourth example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect either the Guaranteed Minimum Death Benefit Endorsement or the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$887	$1,207	$1,410	$1,911

2. If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$887	$1,107	$1,303	$1,911

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$164	$508	$876	$1,911

(1)

Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three- and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the surrender charge percentage that would apply upon annuitization.

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If you have any questions regarding the revised expense figures, your Contract or if you wish to receive a Prospectus for your Contract, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your representative.

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